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                                                     April __, 2000



Whale Securities Co., L.P.
650 Fifth Avenue
New York, New York 10019


                           Re:  Delcath Systems, Inc.

Dear Sir or Madam:

                  In order to induce Whale Securities Co., L.P. (the "Underwriter") to enter into an underwriting agreement with Delcath Systems, Inc. (the "Company") in connection with the proposed public offering of the common stock of the Company (the "Common Stock") contemplated by that certain letter of intent between the Company and the Underwriter dated March 8, 2000 (the "Proposed Offering"), and as described in a registration statement filed with the Securities and Exchange Commission (the "SEC") (such Registration Statement, as may be amended, is referred to herein as the "Registration Statement"), and as consideration for the Underwriter participating in the Proposed Offering, the undersigned hereby agrees that:

                 (1) Until twelve (12) months after the date the Registration Statement is declared effective by the SEC (the "Effective Date"), the undersigned will not[, without the prior written consent of the Underwriter,] [delete the bracketed language for any bridge financing lender] directly or indirectly, through an "affiliate", "associate" (as such terms are defined in the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Act")), a family member or otherwise:


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                      (i) offer, pledge, hypothecate, sell, contract to sell,
sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities of the Company, including but not limited to, any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Act with respect to any of the foregoing;

                      (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock or other securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise; and

                      (iii) exercise any registration rights relating to any securities of the Company.

                  (2) [for those letters be signed by officers, directors and 5% or greater stockholders of Common Stock] During the twelve months following the end of the Lock-Up Period, the undersigned securityholder will not, without the Underwriter's prior written consent, sell, transfer, pledge, hypothecate or otherwise dispose of any of its shares of Common Stock during any three-month period in excess of the amount that the undersigned would be allowed to sell if it were deemed an "affiliate" of the Company and its shares were deemed "restricted," as those terms are defined in Rule 144 promulgated under the Act (i.e., in general, no more than the greater of (a) 1% of the then outstanding shares of Common Stock and (b) the average weekly trading volume of the Common Stock during the four calendar weeks preceding such sale);

                  (3) The undersigned agrees that an appropriate legend will be placed on any securities of the Company held by the undersigned to the effect that the securities may not be sold or otherwise disposed in accordance with this agreement without the prior written consent of the Underwriter.


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                  (4) For a period of three (3) years following the Effective
Date, the undersigned securityholder will vote all of the voting securities of the Company owned by the undersigned securityholder in favor of the election of a designee, if any, of the Underwriter (which designee may change from time to time) to the Company's Board of Directors.


                                               Very truly yours,

                                               SECURITYHOLDER:


                                               Name:  _______________________

                                               Address:  ____________________

                                               Date:     __________

                                               Number of Shares of Common
                                               Stock Beneficially Owned:



                                               Other Securities of the Company
                                               Beneficially Owned (describe
                                               securities and state amount):